UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) December 13, 2004

                            U.S. NEUROSURGICAL, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                     0-26575                    52-1842411
(State or other jurisdiction    (Commission File No.)         (I.R.S. Employer
      of incorporation)                                      Identification No.)

            2400 Research Blvd, Suite 325, Rockville, Maryland 20850
              (Address of principal executive offices and zip code)

         Company's telephone number, including area code: (301) 208-8998

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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This Amendment on Form 8-K/A is being filed to amend and restate the disclosure contained in Item 4.01 of the Form 8-K of U.S. Neurosurgical, Inc. filed on December 16, 2004.

Item 4.01. Changes in Company's Certifying Accountants

      On December 13, 2004, the Audit Committee of the Board of Directors of U.S. Neurosurgical, Inc. (the "Company"), acting on behalf of the Company and the Company's Board of Directors, decided to dismiss Eisner LLP ("Eisner") as the Company's independent accountant and notified Eisner on December 15,2004. The decision to change accountants was approved by the audit committee of the Company's board of directors.

      During the two most recent fiscal years ended December 31, 2003 and 2002 and the subsequent interim period through December 13, 2004, none of Eisner's reports on the Company's financial statements contained an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the two most recent fiscal years ended December 31, 2003 and 2002 and the subsequent interim period through December 13, 2004, (i) there were no disagreements with Eisner on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Eisner, would have caused Eisner to make reference to the matter in its report on the Company's financial statements, and (ii) there have been no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K). The Company has requested Eisner to furnish it a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Eisner's letter, dated December __, 2004, is filed as Exhibit 16.1 to this Form 8-K/A.

      On December 13, 2004, the Company engaged Goodman & Co. ("Goodman") as its new independent accountants to audit the Company's financial statements for the year ending December 31, 2004. During the two most recent fiscal years ended December 31, 2003 and 2002 and the interim period through December 13, 2004, neither the Company nor anyone on its behalf has consulted Goodman regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that Goodman concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304(a) of Regulation S-K), or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits.

      16.1 Letter to the Securities and Exchange Commission from Eisner LLP.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                      U.S. NEUROSURGICAL, INC.


                                      By:  /s/  Alan Gold
                                           --------------------
                                           Alan Gold
                                           President and Chief Executive Officer

Date: December 22, 2004


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